UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020 (April 29, 2020)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401,
Castle Rock, CO 80104
(Address of principal executive offices)

(293) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 229.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§229.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry Into a Material Definitive Agreement.

On April 29, 2020, Riot Blockchain, Inc. (“Riot” or the “Corporation”) entered into a Sale and Purchase Agreement (the “Agreement”) with Bitmaintech PTE. LTD. (“Bitmain”), pursuant to which the Corporation agreed to purchase one thousand (1,000) next generation model Antminer S19 Pro digital currency miners (the “Miners”), for an aggregate purchase price of approximately US $2,437,000, subject to adjustment and additional costs as set forth in the Agreement. Pursuant to the Agreement, shipment of the Miners is expected to be completed by late June 2020.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 - Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01 of this Current Report on Form 8-K.

Item 2.02 – Results of Operations and Financial Condition.

On May 2, 2020, the Corporation issued a press release announcing its April 2020 production update and related matters. A copy of the Corporation’s press release announcing the purchase is attached hereto as Exhibit 99.1.

The information provided under this Item 2.02, including the exhibit, is being furnished by the Corporation and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in any such filing.

Item 8.01 - Other Events.

On April 29, 2020, the Corporation issued a press release announcing the purchase of 1,000 model Antminer S19 Pro digital currency miners from Bitmain, as disclosed under Item 1.01 of this Current Report on Form 8-K. A copy of the Corporation’s press release announcing the purchase is attached hereto as Exhibit 99.2.

About Riot Blockchain

Information reported in this Current Report on Form 8-K is limited to the scope of the information reportable under a Current Report on Form 8-K under the rules and regulations of the Commission. Please refer to the additional information concerning the Corporation referenced in the following notices and safe harbor provision for material risks and other uncertainties.

Investor Notice

An investment in the Corporation’s common stock involves a high degree of risk, and an investor should only purchase the Corporation’s securities if he or she can afford to suffer the loss of his or her entire investment. In determining whether to purchase the Corporation’s common stock, an investor should carefully consider all of the material risks described in this Current Report on Form 8-K below, together with the factors described under Item 1A under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2020, as supplemented and updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, together with the financial or other information contained or incorporated by reference in such reports. In addition to the risks discussed below, other risks not presently known to us or that we currently believe to be immaterial may also adversely affect our business, financial condition and results of operations, perhaps materially. The risks discussed below also include forward-looking statements, and actual results and events may differ substantially from those discussed or highlighted in those forward-looking statements. See also the Section entitled “Forward-Looking Statements” herein.

Item 9.01. (d) Exhibits.	Financial Statements and Exhibits.

Exhibit Number	Description
10.1†	Sale and Purchase Agreement by and between Bitmaintech PTE, LTD. and Riot Blockchain, Inc. dated as of April 29, 2020.
99.1*	Press Release, issued by Riot Blockchain, Inc. on May 5, 2020 (furnished pursuant to Item 2.02 of this Current Report on Form 8-K).
99.2*	Press Release, issued by Riot Blockchain, Inc. on April 29, 2020 (furnished pursuant to Item 8.01 of this Current Report on Form 8-K).

† Portions of this exhibit have been omitted as confidential information.

* The information contained in this Press Release is furnished but not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Executive Officer

Date: May 5, 2020